SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14982 (Commission File Number)	43-0334550 (IRS Employer Identification No.)

555 Maryville University Drive, Suite 240, St. Louis, MO (Address of principal executive offices)	63141 (Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated October 16, 2003.

Item 12.	Results of Operations and Financial Condition

On October 16, 2003, Huttig Building Products, Inc. issued a press release setting forth its financial results for the third quarter of 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTTIG BUILDING PRODUCTS, INC. (Registrant)
Date: October 16, 2003

	By:	/s/ THOMAS S. MCHUGH
Thomas S. McHugh Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 16, 2003.